UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2014

Date of Report (Date of earliest event reported)

Actuate Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24607	94-3193197
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

951 Mariners Island Boulevard, Suite 700

San Mateo, California 94404

(Address of principal executive offices)(Zip Code)

(650) 645-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2014, the Company’s Board of Directors approved: (a) majority voting for contested elections of directors; and (b) the selection of certain Delaware courts as the sole forum for actions: (i) brought on behalf of the Company, (ii) related to a breach of a director, officer, or employee’s fiduciary duty to the Company or its stockholders, (iii) arising under the Delaware General Corporation Law, or (iv) asserting a claim governed by the internal affairs doctrine, and amended its Amended and Restated Bylaws accordingly. A copy of the amendment to the Amended and Restated Bylaws of the Company is attached hereto as Exhibit as 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 4 to Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actuate Corporation

Date: October 30, 2014	By:	/s/ Peter I. Cittadini
		Name:	Peter I. Cittadini
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 4 to Amended and Restated Bylaws